EXHIBIT 1

ELIGIBILITY CERTIFICATE NOS. QLDL00016, QLDL00017, QLDL00015 AND QLDL00014

Dated 11 December 2009

***Facsimile Version***

Australian Government Guarantee of State and Territory Borrowing

Certificate No.	QLDL00016	Date: 11/12/2009

The Commonwealth of Australia hereby certifies that the liabilities, the details of which are specified in the Annex to this Certificate, are Guaranteed Liabilities for the purposes of the Deed of Guarantee executed on behalf of the Commonwealth of Australia which takes effect from 24 July 2009.

Signed

/s/ Authorised Signatory
Authorised Signatory

Annex
Type of Liability:	LONG TERM FUNDING
Jurisdiction:	QUEENSLAND
Issuing Entity:	QUEENSLAND TREASURY CORPORATION
Instrument Name:	TERM FUNDING
Currency:	AUD

Program Name:	QTC GLOBAL A$ BOND PROGRAMME
Maturity Date:	14/06/2011	Coupon Rate:	6.00%
ISIN:	US748305BC27	Depository:	DEPOSITORY TRUST
			COMPANY/EUROCLEAR/ CLEARSTREAM

***Facsimile Version***	Page 1 of 1

***Facsimile Version***

Australian Government Guarantee of State and Territory Borrowing

Certificate No.	QLDL00017	Date: 11/12/2009

The Commonwealth of Australia hereby certifies that the liabilities, the details of which are specified in the Annex to this Certificate, are Guaranteed Liabilities for the purposes of the Deed of Guarantee executed on behalf of the Commonwealth of Australia which takes effect from 24 July 2009.

Signed

/s/ Authorised Signatory
Authorised Signatory

Annex
Type of Liability:	LONG TERM FUNDING
Jurisdiction:	QUEENSLAND
Issuing Entity:	QUEENSLAND TREASURY CORPORATION
Instrument Name:	TERM FUNDING
Currency:	AUD

Program Name:	QTC GLOBAL A$ BOND PROGRAMME
Maturity Date:	14/08/2013	Coupon Rate:	6.00%
ISIN:	US748305BD00	Depository:	DEPOSITORY TRUST
			COMPANY/EUROCLEAR/ CLEARSTREAM

***Facsimile Version***	Page 1 of 1

***Facsimile Version***

Australian Government Guarantee of State and Territory Borrowing

Certificate No.	QLDL00015	Date: 11/12/2009

The Commonwealth of Australia hereby certifies that the liabilities, the details of which are specified in the Annex to this Certificate, are Guaranteed Liabilities for the purposes of the Deed of Guarantee executed on behalf of the Commonwealth of Australia which takes effect from 24 July 2009.

Signed

/s/ Authorised Signatory
Authorised Signatory

Annex
Type of Liability:	LONG TERM FUNDING
Jurisdiction:	QUEENSLAND
Issuing Entity:	QUEENSLAND TREASURY CORPORATION
Instrument Name:	TERM FUNDING
Currency:	AUD

Program Name:	QTC GLOBAL A$ BOND PROGRAMME
Maturity Date:	14/10/2015	Coupon Rate:	6.00%
ISIN:	US748305BE82	Depository:	DEPOSITORY TRUST
			COMPANY/EUROCLEAR/ CLEARSTREAM

***Facsimile Version***	Page 1 of 1

***Facsimile Version***

Australian Government Guarantee of State and Territory Borrowing

Certificate No.	QLDL00014	Date: 11/12/2009

The Commonwealth of Australia hereby certifies that the liabilities, the details of which are specified in the Annex to this Certificate, are Guaranteed Liabilities for the purposes of the Deed of Guarantee executed on behalf of the Commonwealth of Australia which takes effect from 24 July 2009.

Signed

/s/ Authorised Signatory
Authorised Signatory

Annex
Type of Liability:	LONG TERM FUNDING
Jurisdiction:	QUEENSLAND
Issuing Entity:	QUEENSLAND TREASURY CORPORATION
Instrument Name:	TERM FUNDING
Currency:	AUD

Program Name:	QTC GLOBAL A$ BOND PROGRAMME
Maturity Date:	14/09/2017	Coupon Rate:	6.00%
ISIN:	US748305BG31	Depository:	DEPOSITORY TRUST
			COMPANY/EUROCLEAR/ CLEARSTREAM

***Facsimile Version***	Page 1 of 1